                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                         CURRENT REPORT

                          Form 8-K

            Pursuant to Section 13 or 15(d) of
            the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):
                November 24, 1998


                     PATAPSCO BANCORP, INC.
----------------------------------------------------------------
  (Exact name of registrant as specified in its charter)


          Maryland                0-28032         52-1951797
----------------------------------------------------------------
(State or other jurisdiction    (Commission    (I.R.S. Employer
of incorporation)               File Number) Identification No.)


1301 Merritt Boulevard, Dundalk, Maryland          21222-2194
----------------------------------------------------------------
(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:(410)285-1010
                                                   -------------

                         Not Applicable
----------------------------------------------------------------
  (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.
         ------------

     On November 24, 1998, the Board of Directors of the Registrant announced that it was commencing a stock repurchase program to acquire up to 18,000 shares of its common stock, representing approximately 5% of the outstanding common stock. Further information regarding the stock repurchase is set forth in a press release dated November 24, 1998, attached as Exhibit
99.1 and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS.
          -----------------------------------------------------

     Exhibit 99.1   Press Release date November 24, 1998

                      SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                   PATAPSCO BANCORP, INC.



Date: December 3, 1998             By: /s/ Joseph J. Bouffard
                                       ------------------------
                                       Joseph J. Bouffard
                                       President


                          -3-